                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                    _________________________________________


                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event report)            July 15,  1997
                                                        -------------------

The Money Store Home Improvement Trust 1997-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1997 providing for the issuance of The Money Store Home Improvement Loan Certificates, Series 1997-I

                                      TMS Mortgage Inc.
                             The Money Store Home Equity Corp.
                             The Money Store/ Minnesota Inc.
                             The Money Store/ Kentucky Inc.
                             The Money Store/ D.C. Inc.
                             --------------------------
                      (Exact name of registrant as specified in its charter)


New Jersey                        333-20817-10                 Applied For
----------                        ------------                 -----------

State or other           (Commission                           (IRS Employer
jurisdiction of          File Number)                          ID Number)
incorporation)


2840  Morris  Avenue,  Union,  New  Jersey   07083
--------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                           (908) 686-2000
                                                               --------------

                                            n/a
--------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5                   Other Events
                         ------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the July 15, 1997 Remittance Date.


Item 7                   Financial Statements and Exhibits
                         ---------------------------------

     The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                       THE MONEY STORE INC.

                                                       By: /s/ Harry Puglisi
                                                       -------------------------
                                                               Harry Puglisi
                                                                Treasurer


          Dated:              July 30, 1997

                                  Schedule A

                              List of Originators
                              -------------------

                                    1997-I
                                    ------



                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                            SERVICER'S CERTIFICATE

    IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
    AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE INC.
    REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-I
    FOR THE JULY 10, 1997 DETERMINATION DATE.


1.  AGGREGATE AMOUNT RECEIVED                                                        $3,578,782.02

   LESS: SERVICE FEE                                                                     32,617.10
         CONTINGENCY FEE                                                                 32,617.10
         OTHER SERVICER FEES (Late Charges / Escrow)                                      5,194.34
         UNREIMBURSED MONTHLY ADVANCES                                                        0.00
                                                                                   ---------------

                                                                                         70,428.54


   PLUS: MONTHLY ADVANCE - INCLUDING
           COMPENSATING INTEREST                                                         90,295.41
         PRE-FUNDING ACCOUNT TRANSFER                                                         0.00
         CAPITALIZED INTEREST ACCOUNT TRANSFER                                                0.00
                                                                                   ---------------
                                                                                         90,295.41

                                                                                   ---------------
     AVAILABLE REMITTANCE AMOUNT (I-2)                                                3,598,648.89
                                                                                   ===============


2. (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                                              43,565,916.24

   (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                             53,700,000.00

   (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                             19,487,000.00

   (D) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                             25,375,000.00

   (E) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                             12,250,000.00

   (F) CLASS B-1 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                              9,625,000.00

   (G) CLASS B-2 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                              6,563,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
    CLASS A-1                                                                                   1,893,142.82
    CLASS A-2                                                                                           0.00
    CLASS A-3                                                                                           0.00
    CLASS M-1                                                                                           0.00
    CLASS M-2                                                                                           0.00
    CLASS B-1                                                                                           0.00
    CLASS B-2                                                                                           0.00
  TOTAL  PRINCIPAL DISTRIBUTION AMOUNT :                                                        1,893,142.82

4. (A) INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                           0.00

   (B) PRINCIPAL SHORTFALL CARRYFORWARD AMOUNT                                                          0.00

   (C) TOTAL SHORTFALL CARRYFORWARD AMOUNT                                                              0.00

5. AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                                       8,285,127.00

6. PRINCIPAL PREPAYMENT RECEIVED DURING
   THE DUE PERIOD
   AMOUNT                                                                                       1,241,286.20
   # OF LOANS                                                                                            108

7. AMOUNT OF CURTAILMENTS RECEIVED DURING
   THE DUE PERIOD                                                                                 264,034.15

8. AMOUNT OF EXCESS AND MONTHLY PAYMENTS
   IN RESPECT OF PRINCIPAL RECEIVED DURING
   THE DUE PERIOD                                                                                 377,804.85

9. AMOUNT OF INTEREST RECEIVED                                                                  1,673,206.48

10. (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
         THE DETERMINATION DATE
         MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                                 90,295.41

    (B)  AMOUNT OF COMPENSATING INTEREST                                                              532.19

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                                                      0.00

13. CLASS A-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                              238,886.44
     (B) PRINCIPAL DISTRIBUTION AMOUNT                           1,893,142.82
     (C) CARRY FORWARD AMOUNT                                            0.00
     (D) MONTHLY ADVANCE                                                 0.00

     TOTAL CLASS A-1 REMITTANCE AMOUNT                                                          2,132,029.26

    CLASS A-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                              304,747.50
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                   0.00
     (C) CARRY FORWARD AMOUNT                                            0.00
     (D) MONTHLY ADVANCE                                                 0.00

     TOTAL CLASS A-2 REMITTANCE AMOUNT                                                            304,747.50

    CLASS A-3 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                              114,080.15
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                   0.00
     (C) CARRY FORWARD AMOUNT                                            0.00
     (D) MONTHLY ADVANCE                                                 0.00

     TOTAL CLASS A-3 REMITTANCE AMOUNT                                                            114,080.15

    CLASS A REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                              657,714.09
     (B) PRINCIPAL DISTRIBUTION AMOUNT                           1,893,142.82
     (C) CARRY FORWARD AMOUNT                                            0.00
     (D) MONTHLY ADVANCE                                                 0.00

     TOTAL CLASS A REMITTANCE AMOUNT                                                            2,550,856.91

    CLASS M-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                              156,690.63
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                   0.00
     (C) CARRY FORWARD AMOUNT                                            0.00
     (D) MONTHLY ADVANCE                                                 0.00

     TOTAL CLASS M-1 REMITTANCE AMOUNT                                                            156,690.63

    CLASS M-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                               82,381.25
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                   0.00
     (C) CARRY FORWARD AMOUNT                                            0.00
     (D) MONTHLY ADVANCE                                                 0.00

       TOTAL CLASS M-2 REMITTANCE AMOUNT                                                           82,381.25

    CLASS M REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                              239,071.87
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                   0.00
     (C) CARRY FORWARD AMOUNT                                            0.00
     (D) MONTHLY ADVANCE                                                 0.00

     TOTAL CLASS M REMITTANCE AMOUNT                                                              239,071.87

    CLASS B-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                               60,236.46
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                   0.00
     (C) CARRY FORWARD AMOUNT                                            0.00
     (D) MONTHLY ADVANCE                                                 0.00

     TOTAL CLASS B-1 REMITTANCE AMOUNT                                                             60,236.46

    CLASS B-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                               44,272.90
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                   0.00
     (C) CARRY FORWARD AMOUNT                                            0.00
     (D) MONTHLY ADVANCE                                                 0.00

     TOTAL CLASS B-2 REMITTANCE AMOUNT                                                             44,272.90

    CLASS B REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                              104,509.36
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                   0.00
     (C) CARRY FORWARD AMOUNT                                            0.00
     (D) MONTHLY ADVANCE                                                 0.00

     TOTAL CLASS B REMITTANCE AMOUNT                                                              104,509.36

    AGGREGATE REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                            1,001,295.32
     (B) PRINCIPAL DISTRIBUTION AMOUNT                           1,893,142.82
     (C) CARRY FORWARD AMOUNT                                            0.00
     (D) MONTHLY ADVANCE                                                 0.00

     TOTAL REMITTANCE AMOUNT                                                                    2,894,438.14

    14. (A) REIMBURSABLE AMOUNT (I-22)                                                                  0.00
        (B) CLASS X REMITTANCE AMOUNT PAYABLE
            PURSUANT TO SECTION 6.08(d) (iii) & (iv)                                              697,103.83

    15. (A) CLASS A-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                 41,672,773.42

        (B) CLASS A-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                 53,700,000.00

        (C) CLASS A-3 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                 19,487,000.00

        (D) CLASS M-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                 25,375,000.00

        (E) CLASS M-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                 12,250,000.00

        (F) CLASS B-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                  9,625,000.00

        (G) CLASS B-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                  6,563,000.00

        (H) TOTAL POOL PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                168,672,773.42

16. CLASS B PRINCIPAL DISTRIBUTION TEST                                                                             TEST SATISFIED

    (1)   TEST SHALL BE SATISFIED IF (i) DOES NOT EXCEED 50% OF (ii)
          (i) SIXTY-DAY DELINQUENCY RATIO                                                      1.66%
          (ii) CLASS A SUBORDINATION PERCENTAGE                                               31.90%
                           PERCENTAGE                                                                        5.21%        YES

                    AND EITHER (2) OR (3)

    (2)    BOTH (X) AND (Y)
    (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
        DOES NOT EXCEED 9%         AND                                                                       0.00%
    (Y) THE CUMULATIVE REALIZED LOSSES DO NOT EXCEED $19,425,000                                             0.00         YES


    (3)    BOTH (X) AND (Y)
    (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
         DOES NOT EXCEED 15%           AND                                                                   0.00%
    (Y) THE CUMULATIVE REALIZED LOSSES DO NOT EXCEED $6,475,000                                              0.00         YES


            IF (1) AND EITHER (2) OR (3) = "YES", THEN THE TEST IS SATISFIED

17. CUMULATIVE REALIZED LOSSES                                                                               0.00

18. (A) THE WEIGHTED AVERAGE MATURITY                                                                     212.294

    (B) THE WEIGHTED AVERAGE INTEREST RATE                                                                12.866%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                                        32,617.10

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                                      32,617.10

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                                          7,106.91

    (D) FHA PREMIUM ACCOUNT                                                                              8,085.53

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:

        (A) SECTION 5.04 (b)                                                                                 0.00
        (B) SECTION 5.04 (c)                                                                                 0.00
        (C) SECTION 5.04 (d)(ii)                                                                             0.00
        (D) SECTION 5.04 (e)                                                                                 0.00
        (E) SECTION 5.04 (f)(i)                                                                         65,234.20

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                                               41,672,773.42    0.86818278
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                                              48,000,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                                               53,700,000.00    1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                                              53,700,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                                              19,487,000.00     1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                                             19,487,000.00

   CLASS M-1 POOL FACTOR (I-5):
   CURRENT CLASS M-1 PRINCIPAL BALANCE                                                  25,375,000.00              1.00000000
   ORIGINAL CLASS M-1 PRINCIPAL BALANCE                                                 25,375,000.00

   CLASS M-2 POOL FACTOR (I-5):
   CURRENT CLASS M-2 PRINCIPAL BALANCE                                                  12,250,000.00              1.00000000
   ORIGINAL CLASS M-2 PRINCIPAL BALANCE                                                 12,250,000.00

   CLASS B-1 POOL FACTOR (I-5):
   CURRENT CLASS B-1 PRINCIPAL BALANCE                                                   9,625,000.00              1.00000000
   ORIGINAL CLASS B-2 PRINCIPAL BALANCE                                                  9,625,000.00

   CLASS A-B2 POOL FACTOR (I-5):
   CURRENT CLASS B-2 PRINCIPAL BALANCE                                                   6,563,000.00              1.00000000
   ORIGINAL CLASS B-2 PRINCIPAL BALANCE                                                  6,563,000.00

   POOL FACTOR:
   CURRENT POOL PRINCIPAL BALANCE                                                      168,672,773.42              0.96384442
   ORIGINAL POOL PRINCIPAL BALANCE                                                     175,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                                       12.866%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                                         14.416%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2
        CLASS A-3, CLASS M-1, CLASS M-2, CLASS B-1 AND
        CLASS B-2 ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                               7.100%

                                                                  -----------------------------------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                         04/30/97                   05/31/97           06/30/97
                                                                  -----------------------------------------------------------------
                                                                             12.880%                    12.867%            12.866%

23. AMOUNT OF GUARANTY PAYMENTS OR ALTERNATE CREDIT ENHANCEMENT
    PAYMENTS RECEIVED DURING THE DUE PERIOD                                                                              0.00

24. THE AMOUNT OF ANY DEFAULTED GUARANTY PAYMENT
    FOR THE DUE PERIOD                                                                                                   0.00

25. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                                                                           8,085.53
        (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                                                  0.00

26. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
        RECEIVED DURING THE MONTH                                                                                        0.00

27. THE RESERVE AMOUNT FOR THE DUE PERIOD                                                                       17,500,000.00

28. CLAIMS FILED DURING THE DUE PERIOD                                                                                   0.00

29. CLAIMS PAID DURING THE PERIOD                                                                                        0.00

30. CLAIMS DENIED BY FHA DURING THE PERIOD                                                                               0.00

31. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                                                  0.00

32. OTHER INFORMATION

                                                                      EXHIBIT O
                             REMIC DELINQUENCIES AS OF -JUNE 30, 1997

REMIC                        OUTSTANDING             #
SERIES                       DOLLARS                 ACCOUNTS         RANGES              AMOUNT              NO             PCT
1997-I                           $168,672,773.42           9,734   1 TO 29 DAYS      24,020,544.15            1,438         14.24%
                                                                  30 TO 59 DAYS       4,729,081.10              300          2.80%
                                                                  60 TO 89 DAYS       2,834,914.29              182          1.68%
                                                                  90 AND OVER         2,748,332.61              155          1.63%

                                                                   FORECLOSURE                0.00                0          0.00%
                                                                   REO PROPERTY               0.00                0          0.00%



                                                                   TOTALS          $ 34,332,872.15            2,075         20.35%
                                                                                ===================================================

1997-I

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE                        CLASS A-1               CLASS A-2               CLASS A-3                 CLASS M-1
------------------------------------------------------------------------------------------------------------------------------------
(ii)                             907.62                  1,000.00                767.96                       1,302.15

(vi)                              25.86                      0.00                  0.00                           0.00

(vii)                              5.50                      0.00                  0.00                           0.00

(viii)                             7.87                      0.00                  0.00                           0.00

(xiii)   (a)                       4.98                      5.68                  4.50                           8.04
         (b)                      39.44                      0.00                  0.00                           0.00
         (c)                       0.00                      0.00                  0.00                           0.00
         (d)                       0.00                      0.00                  0.00                           0.00

(xv)                             868.18                  1,000.00                767.96                       1,302.15

(xxxv)                             0.00                      0.00                  0.00                           0.00

SUBCLAUSE                                    CLASS M-2                 CLASS B-1            CLASS B-2
------------------------------------------------------------------------------------------------------------------------------------
(ii)                                         1,000.00                  1,000.00             1,000.00

(vi)                                             0.00                      0.00                 0.00

(vii)                                            0.00                      0.00                 0.00

(viii)                                           0.00                      0.00                 0.00

(xiii)   (a)                                     6.73                      6.26                 6.75
         (b)                                     0.00                      0.00                 0.00
         (c)                                     0.00                      0.00                 0.00
         (d)                                     0.00                      0.00                 0.00

(xv)                                         1,000.00                  1,000.00             1,000.00

(xxxv)                                           0.00                      0.00                 0.00